Page 1 of 7 SEPARATION AGREEMENT AND GENERAL RELEASE This Separation Agreement and General Release (“Agreement”) is made by and between Bryan Boettger (“Employee”) and Federal Signal Corporation (“Company”). The signatories to this Agreement are referred to jointly as the “Parties” and individually as “Party.” WHEREAS, Employee voluntarily resigned from his employment and offices with the Company effective December 31, 2015 (the “Termination Date”); and WHEREAS, without either Party admitting or conceding liability or wrongdoing of any kind, the Parties mutually wish to compromise, resolve, and settle all possible disputes and claims on the terms set forth in this Agreement. NOW, THEREFORE, in consideration of the covenants, mutual promises, and agreement contained herein, the sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Provided Employee executes and does not thereafter revoke this Agreement pursuant to Section 24 of this Agreement, Employee’s separation shall be deemed a “retirement” for purposes of Employee’s outstanding equity and incentive compensation awards with an effective date of retirement of December 31, 2015, with the following specific impact: a. Accelerated vesting on December 31, 2015 of 2,954 shares of unvested restricted stock that were originally granted on May 5, 2014 (the remaining 2,398 shares of restricted stock that were originally granted on May 5, 2014 and have not yet vested are forfeited); b. Accelerated vesting on December 31, 2015 of 1,605 performance share units (“PSUs”) that were originally granted on April 10, 2015 (the remaining 3,211 unvested performance share units that were originally granted on April 10, 2015 and have not yet vested are forfeited). These 1,605 PSUs shall be earned, if at all, based on actual performance through the end of the three-year performance period ending on December 31, 2017 and is subject to and conditioned upon Employee’s compliance with Sections 10 through 14 of this Agreement. If applicable, earned PSUs be paid to Employee at the same time as other 2015 PSU award recipients are paid in 2018; c. Accelerated vesting on December 31, 2015 of the following specified unvested non- qualified stock options (“NQSOs”): i. 3,698 NQSOs that were originally granted on May 9, 2013 (2,043 NQSOs that were originally granted on May 9, 2013 and have not yet vested are forfeited); ii. 2,357 NQSOs that were originally granted on May 5, 2014 (4,829 NQSOs that were originally granted on May 5, 2014 and have not yet vested are forfeited);

Page 2 of 7 iii. 3,062 NQSOs that were originally granted on April 10, 2015 (the remaining 9,603 NQSOs that were originally granted on April 10, 2015 and have not yet vested are forfeited); d. The expiration dates (i.e. the dates on which the NQSOs will expire if not exercised) for the following awards of NQSOs are as follows: i. For NQSOs with an original grant date of February 8, 2006, expiration date continues to be February 8, 2016; ii. For NQSOs with an original grant date of February 26, 2007, expiration date continues to be February 26, 2017; iii. For NQSOs with an original grant date of February 22, 2008, expiration date continues to be February 22, 2018; iv. For NQSOs with original grant dates of February 20, 2009, April 26, 2010, May 4, 2011, and May 11, 2012, expiration date is amended to be December 31, 2018; v. For NQSOs with original grant dates of May 9, 2013, May 5, 2014, and April 10, 2015, expiration date is amended to be December 31, 2020. 2. Provided Employee executes and does not thereafter revoke this Agreement pursuant to Section 24 of this Agreement, Company shall further waive the requirement under the Federal Signal Corporation 2009 Short Term Incentive Bonus Plan (As Amended and Restated March, 2013) (“STIP”) that Employee must be employed by Company on the date payment of STIP awards is made in order to receive any payment in connection with Employee’s 2015 STIP award. Employee’s 2015 STIP award will otherwise be paid, if at all, pursuant to its terms and based on actual performance and at such time payments are made to other 2015 STIP award recipients in or around March 2016. 3. Whether Employee signs this Agreement or not, Company shall pay Employee for all earned but unused vacation days, and all earned but unpaid salary, as of the Termination Date, as part of his final compensation. In addition, Company acknowledges that Employee’s PSUs originally granted on May 9, 2013 were earned at 200% and will be considered fully vested on December 31, 2015. Such PSUs shall be paid at the same time as paid to other 2013 PSU Award recipients in 2016. 4. Employee, on his own behalf and on behalf of all of his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns, hereby releases and forever discharges Company and its parents, subsidiaries, affiliates, successors, assigns, and its and their past, present, and future agents, attorneys, representatives, principals, directors, partners, members, shareholders, officers, owners, and employees (collectively the “Releasees”), from any and all claims, causes of action, demands, damages, or liability of any nature whatsoever, known or unknown, suspected or unsuspected, disclosed or undisclosed, arising or which could have occurred from the beginning of time to the date on which Employee signs this Agreement, including but not limited to

Page 3 of 7 those which arise out of, concern, or relate in any way to his employment or the cessation of his employment with Company and/or any other Releasee. For instance, without limiting the generality of the foregoing, the matters released and forever discharged herein include but are not limited to: (a) claims arising under Title VII of the Civil Rights Act, the Age Discrimination in Employment Act (“ADEA”), the Older Workers Benefit Protection Act, the Employee Retirement Income Security Act, the Rehabilitation Act, the Americans with Disabilities Act, the Family and Medical Leave Act, the Civil Rights Act of 1991, the Genetic Information Non-Discrimination Act, Sections 1981 through 1988 of Title 42 of the United States Code, the Illinois Human Rights Act, the Cook County Human Rights Ordinance, the City of Chicago Human Rights Ordinance, and/or any other federal, state, municipal, or local employment discrimination, retaliation, and/or harassment statutes, laws, regulations, and ordinances (each as amended); (b) claims arising under any other federal, state, municipal, or local statute, law, ordinance or regulation (each as amended); (c) any other claim whatsoever including, but not limited to, claims for severance pay under any voluntary or involuntary severance/separation plan, policy, or program maintained by Company and/or any other Releasee, including but not limited to the Executive General Severance Pay Plan and/or the Non-Executive General Severance Pay Plan; (d) claims for attorneys’ fees; and (e) claims based upon breach of contract, wrongful termination, retaliation, defamation, intentional infliction of emotional distress, tort, tortious interference with contract, tortious interference with prospective economic relations, personal injury, invasion of privacy, violation of public policy, retaliatory discharge, wrongful discharge, whistleblowing, libel, slander, defamation, negligence and/or any other common law, statutory, or other claim whatsoever arising out of or relating to his employment with and/or separation from employment with Company and/or any other Releasee. To the extent permitted by law, Employee further waives, releases, and discharges Company and the other Releasees from any reinstatement rights which he has or could have. Excluded from this release are any claims which cannot be waived or released in this manner as a matter of law, including claims for any workers’ compensation injury (the existence of which Employee is unaware), and the right to file an administrative charge of discrimination. However, Employee agrees that he is hereby waiving and releasing his right to any monetary recovery should an administrative agency or anyone else pursue a charge or other claim on his behalf against Company and/or any other Releasee. Moreover, this Agreement shall not operate to waive rights, causes of action, or claims under the ADEA, if those rights, causes of action, or claims arise after the date on which Employee signs this Agreement. Nor shall this Agreement preclude Employee from challenging the validity of the Agreement under the ADEA. 5. Employee agrees that if he pursues a lawsuit on a claim that was released pursuant to this Agreement, in addition to any other remedies and recourse available to Company and/or the other Releasees, this Agreement will serve as a complete defense to, and a basis to dismiss, any such lawsuit. Further, (other than in connection with a lawsuit brought under the ADEA) Company and/or any other Releasee will be entitled to recover from Employee its reasonable attorneys’ fees and costs in the successful defense of any such lawsuit or the enforcement of this Agreement. 6. Employee agrees that, to the extent that any federal, state or local taxes may be or become due or payable as a result of the severance payments and other actions set forth in Sections 1

Page 4 of 7 and 2 of this Agreement, Employee shall be solely responsible for paying such taxes. Employee further agrees that Employee will indemnify the Releasees from, and hold them harmless against any claim, liability, penalty or tax consequence made by any local, state or federal administrative agency or court of competent jurisdiction for such unpaid taxes, including costs and counsel fees incurred by the Releasees as a result of such claims. 7. Employee represents, warrants, and agrees that, together with the payment to Employee of Employee’s salary and all earned but unused vacation days Employee earned through the Termination Date, the payments to Employee provided for herein fulfill and discharge all compensation obligations of Company and/or any other Releasee to Employee of any kind or character including, but not limited to, salary, unpaid vacation, bonus, STIP payment, severance pay, salary continuation, overtime compensation, compensatory time, notice, incentive compensation, and any other compensation and benefits to which Employee may have been entitled at and as of the Termination Date under any plan, policy, program or contract. Employee further acknowledges, represents, warrants, and agrees that Employee is not entitled to any other compensation, benefits, or sums from Company and/or any other Releasee. 8. Employee represents, warrants, and agrees that: (a) he has not filed or otherwise cooperated in the authorization of the filing of any complaints, charges, or lawsuits against Company and/or any other Releasee; (b) he has the authority to enter into this Agreement as a binding obligation on himself and his personal representatives, heirs, estate, executors, transferees, agents, attorneys, successors, and assigns; (c) he has not assigned any rights, claims, demands, charges, obligations, damages, losses, causes of action, or suits of any kind and/or description, legal and/or equitable, against Company and/or any other Releasee to any person or entity; (d) he has been, and is hereby, advised in writing to consult with any attorney of his own choosing prior to signing this Agreement; and (e) he has returned to Company all Confidential Information and all Company property (including information technology equipment, documents, records, and other physical or personal property) in his actual or constructive possession, custody, or control and has not retained any copies. 9. Employee acknowledges that after the Termination Date, he shall not represent himself to be an employee of Company or any other Releasee nor take any action which may bind Company or any other Releasee with regard to any customer, supplier, vendor or any other party with whom Employee has had contact while performing his duties as an employee or consultant of Company. 10. Employee agrees not to engage in any form of conduct, or make any statements or representations, that disparage, demean, impugn, or otherwise harm the reputation or goodwill of Company and/or any other Releasee, including but not limited to any current or former director, officer, employee or consultant thereof. Nothing in this Agreement prevents Employee from providing truthful statements in any legal proceeding or investigation by a governmental agency. Company shall not authorize any employee to engage in any form of conduct, or make any statements or representations that disparage, demean, impugn, or otherwise harm the reputation or goodwill of Employee. Nothing in this Agreement prevents Company or its employees from providing truthful statements in any legal proceeding or investigation by a government agency.

Page 5 of 7 11. From the Termination Date through December 31, 2017, Employee agrees that he will not, directly or indirectly: (a) hire away or participate or assist in the hiring away of any person employed by Company and/or any other Releasee on the Termination Date; or (b) solicit or encourage any person employed by Company and/or any other Releasee on or after the Termination Date to leave the employ of Company and/or any other Releasee. 12. From the Termination Date through December 31, 2017, Employee agrees that he will not, directly or indirectly, anywhere in the United States, in the same or similar capacity or role as performed by Employee for Employer, engage in or assist any business or line of business that competes with the “Business of Employer,” whether as consultant, employee, officer, director, or representative. For the purpose of this Section 12, the term “Business of Employer” is limited to the business conducted or contemplated to be conducted by each separate operating segment of Company to which Employee provided services or was assigned during the last 12 months of Employee’s employment for Employer. The geographical restriction imposed is nationwide, and Employee expressly acknowledges and agrees that Company is engaged in business nationwide and this restriction is reasonable and appropriate. 13. From the Termination Date through December 31, 2017, Employee agrees that he will not, directly or indirectly: (a) solicit or accept business of the same or similar nature offered by Company from any Customer of Company; or (b) take any action to cause any Customer of Company to divert business to a competitor of Company or decrease the amount of business it does with Company. For purposes of the foregoing, “Customer of Company” means any customer, distributor, or partner of Company with whom Employee did business with or had contact with (whether personally or jointly with or through the coordinated effort of others) or about whom Employee had access to Confidential Information, during the last twelve months of Employee’s employment with Company. 14. Employee agrees he will not at any time, directly or indirectly, disclose any Confidential Information to any third party or otherwise use such Confidential Information for Employee’s own benefit or the benefit of others. For purposes of this Agreement, “Confidential Information” means non-public information regarding or belonging to Company and/or any other Releasee or its or their customers, contractors, suppliers, and vendors, including but not limited to business information, financial information and data, trade secrets, business plans, proposals and/or strategies, customer information (including contact information), pricing and margin information, product and service information, software, hardware, personnel information, schematics, designs, drawings, blueprints, and data. Confidential Information does not include information which is generally known to the public or becomes known to the public (unless known through Employee’s actions or the actions of another under a duty not to use or disclose). Nothing in this Agreement prohibits Employee from reporting possible violations of federal or state laws or regulations to any government agency or entity (including but not limited to the Equal Employment Opportunity Commission, the Illinois Department of Human Rights, the Securities and Exchange Commission, the Internal Revenue Service, Congress, or any agency Inspector General), or making disclosures to any government agency or entity that are protected under the whistleblower protections of any applicable federal or state laws or regulations. Employee does not need prior

Page 6 of 7 authorization of the Company to make any such reports or disclosure and is not required to notify the Company that he has made such reports or disclosures. 15. Employee acknowledges that the restrictions set forth in Sections 10 through 14 of this Agreement are reasonable and not unduly restrictive of his rights as an individual and warrants that, as of the date Employee signs this Agreement, Employee has not breached any of the provisions of this Agreement. Employee further acknowledges that in the event that he breaches any of the provisions of Sections 10 through 14, such breach will result in immediate and irreparable harm to the business and goodwill of Company and that damages, if any, and remedies at law for such breach would be inadequate. Employee further acknowledges and agrees in the event that he breaches the provisions of Sections 10 through 14: (a) Company will be entitled to temporary, preliminary, and permanent injunctive relief against him and anyone else acting in concert with him without necessity of bond (the right to which is hereby waived by Employee); (b) Company shall not be obligated to continue the availability or payment of severance benefits or other actions provided in Sections 1 and 2 of this Agreement to Employee; and (c) Employee shall be obligated to pay to Company its costs, expenses, and attorneys’ fees incurred in enforcing this Agreement. 16. Employee agrees to make himself available, at mutually convenient times, to Company and/or the other Releasees to provide reasonable cooperation and assistance with respect to areas and matters in which Employee was involved or knowledgeable during his employment, including any threatened or actual investigation, regulatory matter, and/or litigation, and to provide, if requested, information and counsel relating to ongoing matters of interest. Company will, of course, take into consideration Employee’s personal and business commitments, will give Employee as much advance notice as reasonably possible, and ask that Employee be available at such time or times as are reasonably convenient to Employee and Company. Company also agrees to reimburse Employee for his actual out-of-pocket expenses incurred as a result of complying with this provision, subject to Employee’s submission of documentation acceptable to Company substantiating the expenses. However, no additional compensation shall be provided to Employee. 17. With the exceptions of the Confidentiality and Non-Competition Agreement dated June 16, 1988 and the Non-Compete Agreement dated April 9, 1997 (both of which shall remain in full force and effect), this Agreement contains the entire agreement between the Parties and any and all prior agreements, representations, and understandings between the Parties, oral or written, express or implied, with respect to the subject matter hereof are hereby superseded and merged herein. This Agreement may not be revised or modified without the mutual written consent of the Parties. 18. Nothing contained in this Agreement, or the fact of its submission to Employee, shall be construed as an admission of any liability, violation of law, or wrongdoing on the part of Company or any other Releasee. Company and each other Releasee expressly deny any liability, violation of law, or wrongdoing. 19. The provisions of this Agreement are severable and, if any part of it is found to be unenforceable, such provision may be reformed by a Court of competent jurisdiction, to the extent necessary to make it enforceable to the fullest extent of the law, and the rest of the Agreement shall

Page 7 of 7 remain fully valid and enforceable. The language of all parts of this Agreement shall, in all cases, be construed as a whole, according to its fair meaning, and not strictly for or against either Party. 20. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures received by facsimile or email transmission shall be treated as being as effective as original ink signatures. 21. This Agreement is deemed made and entered into in the State of Illinois and in all respects shall be interpreted, enforced, and governed under applicable federal law and, in the event reference shall be made to State law, the internal laws of the State of Illinois shall apply without reference to its conflict of law provisions. Any dispute under this Agreement shall be adjudicated by a court of competent jurisdiction in the State of Illinois. 22. The provisions of this Agreement shall survive any termination of this Agreement when necessary to effectuate the intent and terms of this Agreement expressed herein. 23. Employee represents, warrants, and agrees that he is entering into this Agreement knowingly and voluntarily. 24. Employee has up to twenty-one (21) days after his receipt of this Agreement to review this Agreement and return it to Robert R. Brown at the address below. Employee may execute this Agreement any time in advance of the expiration of the twenty-one (21) day period and thereby waive the remainder of said period. In addition, Employee has until seven (7) days following his execution of this Agreement to revoke this Agreement, in which case this Agreement shall not become effective. In order to revoke this Agreement, Employee must give timely written notice to Robert R. Brown at 1415 W. 22nd Street, Oak Brook, Illinois 60523 within said seven (7) day period. This Agreement shall become effective on the first day after the expiration of the revocation period provided that Employee has not previously revoked his acceptance. IN WITNESS WHEREOF, the Parties have caused this Separation Agreement and Release to be executed on the dates specified below. AGREED: BRYAN BOETTGER FEDERAL SIGNAL CORPORATION _/s/ Bryan Boettger________ _/s/ Jennifer L. Sherman_______ Bryan Boettger By: Jennifer L. Sherman Chief Operating Officer _12/31/15_______________ _1/6/16 _____________ Date Date *** THIS AGREEMENT WAS PROVIDED TO EMPLOYEE ON DECEMBER 15, 2015 ***